                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Edge Petroleum Corporation, on Form S-4 of our report dated March 19, 2001, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such prospectus.

/s/ DELOITTE & TOUCHE LLP

Houston, Texas

October 16, 2003